   As filed with the Securities and Exchange Commission on February 14, 2000
                                                           Registration No. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________
                                    Form S-1
                             Registration Statement
                                     Under
                           THE SECURITIES ACT OF 1933
                                _______________
                              DIVERSA CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                                      8731                                  22-3297375
(State or other jurisdiction                (Primary Standard Industrial                 (I.R.S. Employer
of incorporation or organization)           Classification Code Number)               Identification Number)

                                _______________
                           10665 Sorrento Valley Road
                              San Diego, CA  92121
                                 (858) 623-5106
   (Address, including zip code and telephone number, including area code, of
                   Registrant's principal executive offices)
                                _______________
                              Jay M. Short, Ph.D.
                            Chief Executive Officer
                              Diversa Corporation
                           10665 Sorrento Valley Road
                              San Diego, CA  92121
                                 (858) 623-5106
(Name, address, including zip code and telephone number, including area code, of agent for service)
                                _______________
                                   Copies to:
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
      M. Wainwright Fishburn, Esq.                            Faye H. Russell, Esq.
         Nancy D. Krueger, Esq.                               Maria P. Sendra, Esq.
          David D. Berger, Esq.                          BROBECK, PHLEGER & HARRISON LLP
           COOLEY GODWARD LLP                                   550 West C Street
    4365 Executive Drive, Suite 1100                           San Diego, CA  92101
          San Diego, CA  92121                                   (619) 234-1966
             (858) 550-6000
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                                _______________
        Approximate date of commencement of proposed sale to the public:
    As soon as possible after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (File No. 333-92853)

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                                _______________
                        CALCULATION OF REGISTRATION FEE
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
===================================================================================================================================
                  Title of each class of                                 Proposed         Proposed
               securities to be registered                                maximum         maximum
                                                       Amount to      offering price     aggregate        Amount of
                                                     be registered       per share(1)     offering    registration fee
                                                                                           price
-----------------------------------------------------------------------------------------------------------------------------------

Common Stock, $.001 par value per share             287,500 shares        $24.00         $6,900,000        $1,822
-----------------------------------------------------------------------------------------------------------------------------------


  (1)  The proposed maximum offering price per share is based on the proposed offering price for the shares of the Company's Common Stock offered hereby.
===================================================================================================================================
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

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM S-1 (FILE NO. 333-92853)

     Diversa Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1, as amended (File No. 333-92853), declared effective February 11, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account as soon as practicable (but no later than the close of business on February 15, 2000), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on February 15, 2000.

                                 EXHIBIT INDEX


    Exhibit
     Number                          Description of Document
    -------                          -----------------------

       5.1                   Opinion of Cooley Godward LLP.
      23.1                   Consent of Ernst & Young LLP, Independent Auditors
      23.2                   Consent of Cooley Godward LLP. Reference is made to
                             Exhibit 5.1.
      24.1*                  Power of Attorney.

------------------
* Incorporated by reference to page II-7 and Exhibit 24.1 of the Company's Registration Statement on Form s-1 (No. 333-92853) filed on December 15, 1999, as subsequently amended.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Diego, State of California, on February 14, 2000.

                                  DIVERSA CORPORATION

                                  By:          /s/ Karin Eastham
                                       -------------------------------------
                                                 Karin Eastham
                                  Senior Vice President, Finance, and Chief
                                  Financial Officer


             Signature                                 Title                                  Date
          /s/ Jay M. Short*            President Chief Executive Officer and           February 14, 2000
------------------------------------   Director (Principal Executive Officer)
Jay M. Short, Ph.D.

          /s/ Karin Eastham            Senior Vice President, Finance and              February 14, 2000
------------------------------------   Chief Financial Officer (Principal
Karin Eastham                          Financial and Accounting Officer)

          /s/ James H. Cavenaugh*      Chairman of the Board of Directors              February 14, 2000
------------------------------------
James H. Cavenaugh, Ph.D.

          /s/ Daniel T. Carroll*       Director                                        February 14, 2000
------------------------------------
Daniel T. Carroll

          /s/ Patricia M. Cloherty*    Director                                        February 14, 2000
------------------------------------
Patricia M. Cloherty

          /s/ Donald D. Johnston*      Director                                        February 14, 2000
------------------------------------
Donald D. Johnston

          /s/ Mark Leschly*            Director                                        February 14, 2000
------------------------------------
Mark Leschly

          /s/ Melvin I. Simon*         Director                                        February 14, 2000
------------------------------------
Melvin I. Simon

          /s/ Peter Johnson*           Director                                        February 14, 2000
------------------------------------
Peter Johnson


*By  /s/ Karin Eastham                 Director                                        February 14, 2000
------------------------------------
Karin Eastham
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